Summary Prospectus for New Investors
for Qualified Variable Deferred Group Annuity Contract
Issued by
Horace Mann Life Insurance Company
May 1, 2026
This Summary Prospectus summarizes key features of the Contract (“Qualified Variable Deferred Group Annuity Contract”) and Certificates issued thereunder (“Certificates”). Before you invest, You should also review the prospectus for the Qualified Variable Deferred Group Annuity Contract, which contains more information about the Contract and Certificates thereunder, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at dfinview.com/HoraceMann/TAHD/QVDGAC. You can also obtain this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
In some situations We provide or offer a premium bonus rider. This bonus feature provides for a percentage of premium to be credited to all premiums We receive at We Home Office during a specified period of time. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract and the premium bonus will never be more than 5% nor paid longer than 5 years. HMLIC may collect a separate charge for this rider. Even if there is no separate charge for this rider, including this bonus feature may result in a longer surrender charge period, a higher mortality and expense risk fee, a lower credited rate on the Fixed Account and/or higher surrender charges and may only be beneficial to You if You own a Certificate for a sufficient length of time. Under some circumstances, You may be worse off if Your Certificate includes this bonus feature. Where including a premium bonus results in higher surrender charges and/or a longer surrender charge period, the amount of the premium bonus may be more than offset by the surrender charges associated with the bonus if You fail to own a Certificate for a sufficient length of time. Under this scenario, the excess will be a profit to Us.
You may cancel Your Certificate within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, You will receive the greater of: (1) the premium payments made for the Certificate, less any withdrawals and any outstanding loan balance; or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received. We will pay the refund within 7 calendar days after We receive the Certificate. Upon return of the Certificate, it will be deemed void. You should review the prospectus, or consult with Your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
To receive prospectuses and other annuity-related documents electronically, sign-up for eDelivery. Visit https://customer.horacemann.com/MyAccount/Login/Login to register or log in to Your account. Your eDelivery preferences can be found on the eCommunications tab in My Profile.
This prospectus and the underlying fund prospectuses are also available online at dfinview.com/HoraceMann/TAHD/QVDGAC.
We appreciate Your cooperation as we work to reduce the volume of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for ways to reduce paper use.

Definitions
Account Value: The sum of the Fixed Account Value and the Variable Account Value.
Accumulation Unit: A unit of measurement used to determine the value of a Participant’s interest in a Subaccount before Annuity Payments begin.
Accumulation Unit Value: The value of an Accumulation Unit on any Valuation Date.
Annuitized Value: The amount applied to purchase Annuity Payments. It is equal to the Participant Account Value on the Annuity Date, adjusted for any applicable Market Value Adjustment and less any applicable premium tax.
Annuity Date: The date Annuity Payments begin. The criteria for setting an Annuity Date are set forth in Your Certificate, and the anticipated Annuity Date is shown on the Annuity Data pages of Your Certificate.
In addition, Qualified Contracts often have certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Contracts must begin by April 1 following the calendar year in which the Participant reaches age 73.
Annuity Payments: A series of payments beginning on the Annuity Date.
Annuity Period: The period during which Annuity Payments are made.
Certificate: The document issued to each Participant under a Contract describing the terms of the Contract and the rights and benefits of the Participant.
Certificate Account Value: A Certificate Account’s Fixed Account Value plus the Certificate Account’s Variable Account Value.
Certificate Anniversary: The same day and month as a Certificate Date for each succeeding year of a Certificate.
Certificate Year: A period of twelve months beginning on the Certificate Date or any Certificate Anniversary.
Contract: The group flexible premium deferred variable annuity contract this prospectus offers. This document describes the terms of the annuity contract, the rights of the Contract Owner and the rights and benefits of the Participants.
Contract Owner: The entity identified as the Contract Owner on the Annuity Data pages of a Certificate.
Fixed Account: An account established to receive the Net Premium, any applicable premium bonus, and the transfers allocated to the General Fixed Account and any Guarantee Period Account(s). Fixed Account money is invested along with other insurance funds in Our general account.
General Fixed Account: A Participant’s portion of an interest-bearing account set up to receive the Net Premium and the transfers allocated to such account under the Participant Account. The General Fixed Account is distinguished from the Guarantee Period Account option(s) of the Fixed Account.
Guarantee Period Account(s): Fixed Account option(s) that may be offered under a Certificate that provide a guaranteed interest rate for a specified period of time (“Guarantee Period”) and to which a Market Value Adjustment may apply.
HMLIC, We, Us, Our: Horace Mann Life Insurance Company.
Investment Options: The Fixed Account option(s) and the Underlying Funds in which the Subaccounts invest.
Market Value Adjustment: For any Guarantee Period Account, an increase or decrease in the surrender value or withdrawal value, a transfer amount, or in the amount applied to an annuity option. A Market Value Adjustment reflects changes in the level of prevailing current interest rates since the beginning of each Guarantee Period.
Net Premium: The premium payments paid to HMLIC under the Contract Account and Certificate Account of a Certificate, less any applicable premium tax.
Participant (You, Your): A person to whom a Certificate showing participation under a Contract has been issued.
Participant Account: An account established for each Participant to receive premium payments made by or on behalf of the Participant.
Participant Account Value: The Contract Account Value plus the Certificate Account Value, before Annuity Payments begin.
Plan: The employer-sponsored retirement plan under which a Certificate is issued, evidenced by a written Plan Document.

Qualified Contract: The term “Qualified Contract” in this prospectus will be used to describe the following Contracts and the Certificates thereunder: IRC Section 403(b) tax sheltered annuity (“403(b) Contract”); IRC Section 457(b) eligible governmental deferred compensation plan annuity (“457(b) Contract”); and IRC Section 401(a) qualified annuity (“401(a) Contract”).
Qualified Retirement Plan: Employer retirement plans established under Internal Revenue Code (IRC) Sections 401(a) or 403(b) or 457(b).
Required Minimum Distribution: The amount required to be withdrawn from Your Certificate after You reach age 73 or upon Your death. See “Tax Consequences – Required Minimum Distributions”.
Separate Account: The Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, a segregated variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”).
Subaccount: A division of the Separate Account that invests in shares of a corresponding Underlying Fund.
Underlying Funds, Portfolio Companies: All open-end management investment companies registered under the Act that are listed in this document and are available for investment by the Separate Account. The terms Underlying Funds and Portfolio Companies are used interchangeably in this prospectus.
Unit Investment Trust (or “UIT”): A type of investment company, regulated and separately registered and regulated by the SEC under the Investment Company Act of 1940. The Separate Account is registered as a UIT. The UIT referenced in this prospectus is open-ended, meaning there can be continuous purchases of shares of the Underlying Funds. Variable Annuity Payments are deposited in the UIT and allocated to the Subaccounts each of which invests in a specified Underlying Fund, which is separately registered under the Investment Company Act of 1940.
Valuation Date: Any day on which the NYSE is open for trading and on which the net asset value of each share of the Underlying Funds is determined. The Valuation Date ends at 3:00 p.m. Central Time or the close of the NYSE if earlier. We deem receipt of any Net Premium or transaction request to occur on a particular Valuation Date if We receive the Net Premium or request (in either case, with all required information and documentation) at Our Home Office before 3:00 p.m. Central Time or the close of the NYSE, if earlier on that day. If received at or after 3:00 p.m. Central Time or the close of the NYSE, if earlier, We deem receipt to occur on the following Valuation Date.
Variable Account: A Participant’s portion of the Separate Account set up to receive Net Premium, any applicable premium bonus and transfers allocated to the Separate Account under the Participant Account.
Variable Account Value: The dollar value of the Variable Account under a Certificate before Annuity Payments begin. This dollar value will vary based on the investment performance of the corresponding Underlying Fund(s).

Important Information You Should Consider About the Certificate

	Fees, Expenses, and Adjustments			Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If You make a withdrawal from or surrender the Certificate, You may be assessed a surrender charge up to 8.0% of the amount withdrawn or surrendered. Surrender charges are applied to surrenders and withdrawals based on the date the premium payment is made and not on the effective date of the Certificate.
For example, if You make an early withdrawal, You could pay a surrender charge of up to $8,000 on a $100,000 investment.
The Contract - Deductions and Expenses - Surrender Charges
Are There Transaction Charges?	No. Aside from the charges for early withdrawals described above and potential premium taxes, there are no charges for transactions.			The Contract - Transactions
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Certificate data pages for information about the specific fees You will pay each year based on the options You have elected.

The Contract -
Deductions and
Expenses -
Mortality and
Expense Risk Fee
(“M&E Fee”)

The Contract -
Deductions and
Expenses - Annual
Maintenance Fee

Additional
Information About
Fees - Annual
Portfolio Company
Expenses

	Annual Fee	Minimum	Maximum
	Base Contract	0.75% of the Participant Account Value	1.29% of the Participant Account Value
	Investment Options (Portfolio Company Fees and Expenses)	0.13% as a percentage of Portfolio Company assets.	1.29% as a percentage of Portfolio Company assets.
	Optional Benefits Available for an Additional Charge (For a Single Optional Benefit , if Elected)	0.05% as a percentage of average Participant Account Value.	0.50% as a percentage of average Participant Account Value.
Because Your Certificate is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Certificate, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Certificate, which could add surrender charges that substantially increase costs.

	LOWEST ANNUAL COST:	HIGHEST ANNUAL COST:
	$1,432	$2,983
	Assumes:	Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Contract classes and Portfolio
Company fees and expenses
●No optional benefits
●No sales charges
●No additional purchase payments,
transfers or withdrawals

●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
Contract classes, Portfolio
Company fees and expenses and
optional benefits
●No sales charges
●No additional purchase payments,
transfers or withdrawals

Risks

Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Certificate, including loss of principal.	Location in Statutory ProspectusPrincipal Risks of Investing in the Contract – Risk of Loss
Is this a Short-Term Investment?
No. This Certificate is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for up to 10 years. Surrender charges will reduce the value of Your Certificate if You withdraw money during the surrender charge period.The benefits of tax deferral also mean the Certificate is more beneficial to investors with a long-time horizon.
Principal Risks of Investing in the Contract – Not a Short-term Investment
What Are the Risks Associated with the Investment Options?
An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Investment
Options available under the Certificate (e.g., Portfolio Companies).
Each Investment Option (including any Fixed Account Investment Option)
will have its own unique risks.
You should review these Investment Options before making an investment decision.
Principal Risks of Investing in the Contract – Risks Associated with Investment Options
What Are the Risks Related to the Insurance Company?
An investment in the Certificate is subject to the risks related to Horace Mann
Life Insurance Company (HMLIC). Any obligations (including under any
Fixed Account Investment Options), guarantees, or benefits are subject to the claims-paying ability of HMLIC. More information about HMLIC, including its financial strength ratings, is available upon request from HMLIC, and may be obtained by calling 1-800-999-1030 or visiting http://
www.horacemann.com/why-us/a-history-of-financial-strength.
Principal Risks of Investing in the Contract -Insurance Company Risks
Restrictions
Are There Restrictions on the Investments Options?
Yes. HMLIC reserves the right to remove or substitute Underlying Funds as
Investment Options that are available under the Certificate.
At any time before Your Certificate’s Annuity Date, You may transfer amounts from one Subaccount to another, and to and from the Fixed Account of the
Certificate, subject to certain restrictions. Transfers from a Guarantee Period
Account to the General Fixed Account or to the Variable Account, or between
Guarantee Period Accounts, may be subject to a Market Value Adjustment.
We reserve the right to restrict or terminate the transfer privilege for any specific Participant if, in Our judgment, the Participant is using the Certificate for the purposes of market timing or for any other purpose that We, in Our sole discretion determine to be potentially detrimental to other shareholders of an Underlying Fund.
If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Participants, it will notify You in writing of any restrictions.

Horace Mann Life
Insurance
Company - The
Fixed Account -
The Separate
Account and the
Portfolio
Companies - The
Portfolio
Companies -
Selection of
Portfolio
Companies

[The Contract -
Transactions -
Transfers

The Contract -
Transactions -
Market Timing

	Restrictions	Location in Statutory Prospectus
Are There any Restrictions on Contract Benefits?
Yes. Optional benefits may not be available in all states or in all Plans.
The Premium Bonus Rider is only available at issue of the Contract and will only be included or offered if negotiated by the employer and HMLIC as part of the Contract.
You should refer to the Contract and enrollment form for the optional riders available to You.
Guaranteed Minimum Death Benefit Riders will not be issued on or after the
Participant’s70th birthday.
The Guaranteed Minimum Death Benefit Riders cannot be terminated by the
Participant or the Contract Owner after the Certificate Date.
Under certain Guaranteed Minimum Death Benefit Riders, We reserve the right to restrict allocations or transfers to the Fixed Account or any of the
Subaccounts.
The Guaranteed Minimum Death Benefit Riders may only be terminated by
Us as described in the Guaranteed Minimum Death Benefit Rider(s) attached to Your Certificate.
The Contract – Deductions and Expenses Charges for Optional Riders – Premium Bonus Ride The Contract – Death Benefit – Guaranteed Minimum Death Benefit Riders
Taxes
What Are the Certificates Tax Implications?
An investor should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the
Certificate. There is no additional tax benefit to the investor when the
Certificate is purchased through a tax-qualified plan. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Tax Consequences - Taxation of Qualified Contracts
Conflicts of Interest
How are Investment Professionals Compensated?
Some investment professionals may receive compensation for selling a contract to investors. This compensation is typically paid in the form of commissions, but the sale of the Certificate may also count toward the investment professional’s qualification for receipt of cash and non-cash compensation related to sales incentives or contests. These investment professionals may have a financial incentive to offer or recommend the Certificate over another investment.
Other Information - Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one he or she already owns. That investor should only exchange his or her existing contract if he or she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him or her to purchase the new contract rather than continue to own the existing contract.
The Contract - Transactions - Conversions/ Exchanges
Overview of the Certificate

What is the purpose of this Contract, and what is it designed to do?
The purpose of the Contract/Certificate is to help individuals who are seeking long-term, tax-deferred accumulation of funds. Purchasing the Contract/Certificate as an investment vehicle for a Qualified Retirement Plan does not provide any additional tax advantage beyond that already available through the Qualified Retirement Plan. Therefore, the individual should have reasons other than tax deferral to purchase this product.
The Certificate can be used to supplement Your retirement income by providing accumulated funds that can be used for retirement or by providing a stream of income payments during the payout phase. It also offers death benefits to protect Your designated beneficiaries. This Certificate may be appropriate if You have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Investment Options.

To determine the Certificate You own, look in the bottom left-hand corner of Your Certificate for the form number. This prospectus applies to all HMLIC Contracts with a form number of IC-456 immediately followed by any combination of 3 letters and/or numbers.
How Do I Accumulate Assets in this Contract and Receive Income from the Contract?
Your Certificate has two phases: 1) an accumulation (savings) phase; and 2) a payout (income) phase.
1) Accumulation (Savings) Phase
The accumulation phase is the period of time (often several years or even decades) during which You are making premium payments into Your Certificate. To help You accumulate assets, You can invest Your premium payments in:
●
Portfolio Companies (mutual funds), a broad range of varying asset categories (such as lifecycle/target date, large company value, small company growth, and bond funds, among others). Each has its own investment strategies, investment advisers, expense ratios, and returns; and
●
a General Fixed Account option, which offers a guaranteed interest rate. The guaranteed interest rate is established at issue, but will never be less than 1%. The General Fixed Account is part of HMLIC’s general account.
●
any Guarantee Period Account available under Your Certificate. The Guarantee Period Account(s) provide a guaranteed interest rate for a specified period of time (“Guarantee Period”).
A list of Portfolio Companies in which You can invest is provided in Appendix A: Investment Options Companies Available Under the Contract, located in the back of the prospectus along with the type of fund, the adviser/subadviser, current expenses and performance information for each Portfolio Company.
2) Payout (Income) Phase
You can elect to annuitize Your Certificate and turn Your Participant Account Value into a stream of income payments (sometimes called Annuity Payments), at which time the accumulation phase of the Certificate ends. These payments may continue for a fixed period of years, for Your entire life, or for the longer of a fixed period or Your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options You select.
Please note that if You annuitize, Your investments will be converted to income payments and You may no longer be able to choose to withdraw money at will from Your Certificate. All death benefits terminate upon annuitization.
What are the Primary Features and Options that this Certificate Offers?
Accessing Your money. Until You annuitize, subject to any restrictions imposed by the IRC or under the Qualified Retirement Plan, You can choose to withdraw Your Participant Account Value at any time. Although, if You withdraw early, You may have to pay a surrender charge and/or income taxes, including a penalty tax if You are younger than age 59 ½.
Loans. Loans may be available in certain Qualified Contracts if allowed by the Qualified Retirement Plan. The terms of such loans are subject to the provisions of the plan and the IRC.
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only when: (1) You make a withdrawal; (2) You receive an income payment from the Contract; or (3) upon payment of a death benefit.
Systematic Withdrawals. Before commencement of an Annuity Period, You may select systematic withdrawals. You may choose monthly, quarterly, semi-annual or annual withdrawals, with the exception of Required Minimum Distributions which are paid annually. As with any withdrawal, systematic withdrawals will reduce the Participant Account Value of Your Certificate.
Death benefits. Your Certificate includes a basic death benefit that will pay Your designated beneficiaries the greater of: (1) the Participant Account Value; or (2) the death benefit provided in any rider attached to the Certificate.
Guaranteed death benefit riders. The Contract Owner may select for all Participants in its Plan, or a Participant may elect, any of the optional death benefits. An additional cost is associated with each of these benefits. All of these optional benefits may not be available in all states or in all Plans and will not be issued on or after the Participant’s 70th birthday.
Premium bonus rider. In some situations, We provide or offer a premium bonus rider. This bonus feature provides for a percentage of premium to be credited to all premiums We received at Our Home Office during a specified period of time. Premium bonus amounts are treated as interest, resulting in an increase to the Participant Account Value, the amount available to purchase Annuity Payments under the Certificate, and the death benefit. Withdrawals from Your Certificate will reduce the Participant Account Value, the amount available to purchase Annuity Payments under the Certificate, and the death benefit. This rider will only be included or offered if negotiated by the employer and HMLIC as part of the Contract and the premium bonus will never be more than 5% nor paid longer than 5 years. HMLIC may collect a separate charge for this rider. Even if there is no separate charge for this rider, including this bonus feature may result in a longer surrender charge period, a higher mortality and expense risk fee, a lower credited rate on the Fixed Account and/or higher surrender charges and may only be beneficial to You if You own a Certificate for a sufficient length of time. Where including a premium bonus results in higher surrender charges and/or a longer surrender charge period, the amount of the premium bonus may be more than offset by the surrender charges associated with the bonus if You fail to own a Certificate for a sufficient length of time.
If You are a new investor in the Certificate and exercise Your right to cancel Your Certificate within 30 days of receiving it without paying fees or penalties, You will receive the greater of: (1) the premium payments made for the Certificate, less any withdrawals and any outstanding loan balance; or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received.
Portfolio rebalancing and dollar cost averaging. At no additional charge, You may select portfolio rebalancing, which automatically rebalances the Investment Options You select to maintain Your chosen mix of Investment Options. Alternately, at no additional charge, You may select dollar cost averaging, which automatically transfers a specific amount of money from the Fixed Account to the Investment Options You have selected, at set intervals over a specific period of time.
Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Death Benefit
If You die before the
Annuity Date and
while the Certificate is
in force, pays Your
designated
beneficiaries the
greater of: (1) the
Participant Account
Value; or (2) the death
benefit provided in any
rider attached to the
Certificate.
		Standard	None	None
Guaranteed Minimum Death Benefit — Return of Premium
If You die before the
Annuity Date and
while the Certificate is
in force, pays Your
designated
beneficiaries the
greatest of: (1) the
Participant Account
Value; or (2) the death
benefit provided in any
other rider attached to
the Certificate; or (3)
the Return of Premium
Death Benefit – the
initial Net Premium
received (adjusted for
any additional Net
Premium, withdrawals
and outstanding loan
balance).
		Optional	0.05% (on an annual basis) of Your average Participant Account Value.
May not be available in
all states or in all Plans
and will not be issued
on or after the
Participant’s 70th
birthday.
This rider cannot be
terminated by the
Participant or the
Contract Owner after
the Certificate Date.
You should refer to the
Contract and
enrollment form for
the optional riders
available to You.

Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Guaranteed Minimum Death Benefit — Step-up with Return of Premium
If You die before the
Annuity Date and
while the Certificate is
in force, pays Your
designated
beneficiaries the
greatest of: (1) the
Participant Account
Value; or (2) the death
benefit provided in any
other rider attached to
the Certificate; or (3)
the Return of Premium
Death Benefit
described above; or (4)
the Step-Up Death
Benefit – the greatest
Step-Up Anniversary
Value (adjusted for any
additional Net
Premium, withdrawals
and outstanding loan
balance).
Optional
0.20% (on an annual
basis) of Your average
Participant Account
Value.
If both the Guaranteed
Minimum Death
Benefit
Rider — Step-up with
Return of Premium
and the Guaranteed
Minimum Death
Benefit
Rider — Return of
Premium with Interest
are selected, the total
annual charge for both
riders will not exceed
0.40% (on an annual
basis) of Your average
Participant Account
Value.

May not be available in
all states or in all Plans
and will not be issued
on or after the
Participant’s 70th
birthday.
This rider cannot be
terminated by the
Participant or the
Contract Owner after
the Certificate Date.
We reserve the right to
restrict allocations or
transfers to the Fixed
Account or any of the
Subaccounts.
You should refer to the
Contract and
enrollment form for
the optional riders
available to You.

Guaranteed Minimum Death Benefit — Return of Premium with Interest
If You die before the
Annuity Date and
while the Certificate is
in force, pays Your
designated
beneficiaries the
greatest of: (1) the
Participant Account
Value; or (2) the death
benefit provided in any
other rider attached to
the Certificate; or (3)
the Return of Premium
with Interest Death
Benefit – Net premium
(adjusted for any
additional Net
Premium, withdrawals
and outstanding loan
balance) accumulated
at 5% interest prior to
and upon the
Certificate
Anniversary
immediately following
the Participant’s
attainment of age 80.
Optional
0.30% (on an annual
basis) of Your average
Participant Account
Value.
If both the Guaranteed
Minimum Death
Benefit
Rider — Step-up with
Return of Premium
and the Guaranteed
Minimum Death
Benefit
Rider — Return of
Premium with Interest
are selected, the total
annual charge for both
riders will not exceed
0.40% (on an annual
basis) of Your average
Participant Account
Value.

May not be available in
all states or in all Plans
and will not be issued
on or after the
Participant’s 70th
birthday.
This rider cannot be
terminated by the
Participant or the
Contract Owner after
the Certificate Date.
We reserve the right to
restrict allocations or
transfers to the Fixed
Account or any of the
Subaccounts.
You should refer to the
Contract and
enrollment form for
the optional riders
available to You.

Premium Bonus	Provides for a credit of a percentage of premium We receive at Our Home Office	Optional	0.50% (on an annual basis) of Your average Participant Account Value.	May not be available in all states or in all Plans.

Name of benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
during the period of time specified in Your Certificate.
This rider will only be
included or offered if
negotiated by the
employer and HMLIC
as part of the Contract.
You should refer to the
Contract and
enrollment form for
the optional riders
available to You.
The premium bonus
will never exceed 5%
and will never be paid
longer than 5 years.

Portfolio Rebalancing	Automatically rebalances the Investment Options You select (either quarterly, semiannually or annually)to maintain Your chosen mix of Investment Options.	Standard	None	Cannot use with the dollar cost averaging option. Only available during the accumulation phase. Subject to portfolio restrictions.
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Investment Options You have selected, at set intervals over a specific period of time.	Standard	None	Cannot use with the portfolio rebalancing option. Only available during the accumulation phase. Subject to portfolio restrictions.
Systematic Withdrawals
Automatically
withdraws money
(either monthly,
quarterly, semi-
annually or annually)
from the Investment
Options You select.
The amount of the
withdrawals are
determined by the
systematic withdrawal
option You select.
		Standard	None	Cannot use with the dollar cost averaging option. Only available during the accumulation phase. Subject to portfolio restrictions.
Buying the Contract

How Do I Purchase the Qualified Variable Deferred Group Annuity Contract?

Employers may purchase the Contract and Participants may purchase Certificates thereunder. To purchase a Certificate, You must complete an application bearing all requested signatures and a client profile form, in those instances when the purchase of this product was the result of a recommendation. For 457(b) and 401(a) Certificates the employer will purchase the Certificate on behalf of the employee/Participant, but the Participant will be required to complete an enrollment form and client profile form in those instances, when the purchase of this product was the result of a recommendation.
How Much Can I Contribute and How are My Contributions Invested?
Your premium payments will be invested in the Investment Options that You choose.
Qualified Policies (Purchased using pre-tax dollars)
Minimum Initial Annual Premium	$300 annually
Minimum Subsequent Annual Premiums	$300 annually
Maximum Subsequent Premiums (per Certificate Year after 1st Certificate Anniversary)	As permitted by IRS regulations
Maximum Total Premiums	$1,000,000 without Our prior approval
After Your initial premium payment, You are not required to make any additional premium payments under Your Certificate.
When Will Any Premium Payments that I Make be Credited to My Account?
Net Premium payments allocated to the Separate Account will be applied at the applicable Accumulation Unit Value next determined following receipt in good form (sufficiently clear so that We do not need to exercise any discretion to follow such instructions). The minimum premium payment for the Certificate is $25 per month or $300 per year. HMLIC limits the maximum cumulative premium to $1 million without Our prior approval.
If a registered representative recommended and completed the enrollment form and associated forms, the appropriate broker-dealer has approved the suitability and best interest of the sale, Your enrollment form is complete and Your initial premium payment has been received at Our Home Office, We will issue Your Certificate within two business days of its receipt, and credit Your initial Net Premium to Your Certificate.
If an incomplete enrollment form is received, HMLIC will promptly request additional information needed to process the enrollment form. Any initial premium payment received by HMLIC will be held in a suspense account, without interest, for a period not exceeding five business days unless otherwise directed by the applicant. If the necessary information is not received within these five business days HMLIC will return any initial premium payment received by HMLIC, unless otherwise directed by the applicant.
Allocation of Net Premiums—When You complete Your enrollment form, You will give Us instructions on how to allocate Your Net Premium payments among the Fixed Account and/or the available Subaccounts. If an incomplete enrollment form is received, HMLIC will promptly request additional information needed to process the enrollment form. Any initial premium payment received by HMLIC will be held in a suspense account, without interest, for a period not exceeding five business days unless otherwise directed by You. If the necessary information is not received within these five business days HMLIC will return any initial premium payment received by HMLIC, unless otherwise directed by You. The amount You direct to a particular Subaccount or to the Fixed Account must be in whole number percentages from 5% to 100% of the Net Premium payment. If You make additional premium payments, We will allocate the Net Premiums in the same manner as Your initial Net Premium payment. A request to change the allocation of premium payments will be effective on the Valuation Date of receipt of the request in good form.
Premium payments allocated to the Separate Account are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Your premium payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at Our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Portfolio Company, expenses and the deduction of certain charges under the Certificate.
Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the NYSE, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Date. If We receive Your premium payment at or after 3:00 p.m. Central Time (or at or after the close of the NYSE if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.

Making Withdrawals: Accessing the Money in Your Contract

Can I Access the Money in My Account During the Asset Accumulations (Savings) Phase?
Yes. However, withdrawal of Account Value from Qualified Contracts are subject to any restrictions imposed by the IRC or under the Qualified Retirement Plan. If not restricted by the IRC or Qualified Retirement Plan under which the Certificate is issued, You may surrender the Certificate or withdraw part of Your Participant Account Value for cash before Annuity Payments begin.
What is the Process to Request a Withdrawal of Money from My Certificate?
You may request a surrender or a partial withdrawal by submitting a signed, HMLIC form to HMLIC at Our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. The kind of HMLIC form to be used will depend on whether any proceeds from the withdrawal/surrender are to be sent to any party other than the Participant. A Participant may request a HMLIC withdrawal/surrender form by writing to P.O. Box 4657, Springfield, Illinois 62708-4657or by calling 800-999-1030 or may download the form on Our secure website at horacemann.com.
When credited, premium bonus amounts are treated as interest, resulting in an increase to the Participant Account Value, the amount available to purchase Annuity Payments under the Certificate, and the death benefit.For each withdrawal, You may specify the account(s) from which the withdrawal will be deducted. Unless You specify otherwise, withdrawals will be deducted from the Fixed Account and the Subaccount(s), each in proportion to their share of the sum of the Participant Account Value in these accounts. Your Participant Account Value will be reduced by the amount We distribute, per Your request, any applicable surrender charges and/or any applicable taxes and may be subject to a Market Value Adjustment. Withdrawals from the Certificate will reduce the Participant Account Value, the amount available to purchase Annuity Payments under the Certificate, and the death benefit. We may use any proceeds from surrender charges associated with the bonus to recoup the amount of any premium bonus paid. Any partial withdrawal is subject to a $100 minimum and may not reduce the Participant’s Account Value to less than $100.
The surrender or partial withdrawal of Variable Account Value (including a rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value. Withdrawals and surrenders will be processed either on a Valuation Date specified by You in a request, provided the Valuation Date specified occurs on or after receipt of the request in good form at Our Home Office, or on the Valuation Date following the receipt of such request in good form at Our Home Office. HMLIC ordinarily completes a transaction within seven calendar days after receipt of a request in good form for a partial withdrawal or surrender.
Can I Access the Money in My Account During the Annuity (Income) Phase?
You will receive payments under the Annuity Payment option You select. However, You generally may not take any other withdrawals.
Additional Information About Fees

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to Your Certificate’s data page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Certificate, surrender or make withdrawals from the Certificate, or transfer Account Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of amount surrendered)	8% Maximum Surrender Charge
Transfer Fee	None
The next table describes the fees and expenses that You will pay each year during the time that You own the Certificate (not including Portfolio Company fees and expenses).

Annual Contract Expenses
Administrative Expenses (1)	$36
Base Contract Expenses (2) (as a percentage of average Variable Account Value or Contract Account Value)	1.25%
Optional Benefit Expenses (as a percentage of average Participant Account Value))

Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium

Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest

Guaranteed Minimum Death Benefit Rider — Return of Premium

Premium Bonus Rider
0.20%(3) 0.30%(3) 0.05% 0.50%
Loan Interest	8%
(1)
We sometimes use multiple Certificate numbers, with the same first nine digits in the numbers, to segregate multiple sources of funds for a Participant, such as employee versus employer. In these situations, We will deduct only one annual maintenance fee per year for those multiple Certificate numbers. We reserve the right to change the annual maintenance fee for Certificates issued in the future.
(2)
This table reflects the maximum M&E rate available under the Contract. Under a Qualified Retirement Plan, the employer may negotiate the rate with HMLIC. We have negotiated rates between 0.75% and 1.25%.
(3)
If both the Guaranteed Minimum Death Benefit Rider—Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider—Return of Premium with Interest are selected the total annual charge for both riders will not exceed 0.40% of Your average Participant Account Value.
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time that You own the Certificate. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable platform charges if you choose to invest in certain Portfolio Companies. A complete list of Portfolio Companies available under the Certificate, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.13%	1.29%
Example
This Example is intended to help You compare the cost of investing in the variable options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Certificate expenses, and Annual Portfolio Company Expenses.
The Example assumes all Certificate value is allocated to variable options. Your costs could differ from those shown below if you invest in fixed options.
The Example assumes that You invest $100,000 in the Certificate for the time periods indicated. The Example also assumes that Your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If You surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$11,138	$16,538	$21,005	$32,550

If You annuitize or do not surrender Your Contract at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$2,983	$9,122	$15,500	$32,550

Appendix A: Investment Options Available Under the Contract

The following is a list of Portfolio Companies available under the Contract and Certificates thereunder. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at dfinview.com/HoraceMann/TAHD/QVDGAC. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1-year	5-year	10-year
Lifecycle/Target Date Funds	Fidelity® VIP Freedom 2015 Portfolio SC2 / Fidelity Management & Research Company LLC	0.66%	11.66%	3.73%	6.33%
Lifecycle/Target Date Funds	Fidelity® VIP Freedom 2025 Portfolio SC2 / Fidelity Management & Research Company LLC	0.71%	14.23%	5.25%	7.75%
Lifecycle/Target Date Funds	Fidelity® VIP Freedom 2035 Portfolio SC2 / Fidelity Management & Research Company LLC	0.78%	16.42%	7.28%	9.72%
Lifecycle/Target Date Funds	Fidelity® VIP Freedom 2045 Portfolio SC2 / Fidelity Management & Research Company LLC.	0.85%	19.53%	9.16%	10.82%
Lifecycle/Target Date Funds	Fidelity® VIP Freedom 2055 Portfolio SC2 / Fidelity Management & Research Company LLC	0.85%	19.53%	9.16%	11.33%
Lifecycle/Target Date Funds	Fidelity® VIP Freedom 2065 Portfolio SC2 / Fidelity Management & Research Company LLC	0.85%	19.52%	9.16%	11.33%
Asset Allocation	Fidelity® VIP FundsManager® 20% SC2* / Fidelity Management & Research Company LLC	0.62%	9.03%	3.00%	4.08%
Asset Allocation	Fidelity® VIP FundsManager® 50% SC2* / Fidelity Management & Research Company LLC	0.74%	14.03%	5.63%	7.09%
Asset Allocation	Fidelity® VIP FundsManager® 60% SC2* / Fidelity Management & Research Company LLC	0.78%	15.51%	6.52%	8.03%
Asset Allocation	Fidelity® VIP FundsManager® 70% SC2* / Fidelity Management & Research Company LLC	0.80%	16.91%	7.58%	8.95%
Asset Allocation	Fidelity® VIP FundsManager® 85% SC2* / Fidelity Management & Research Company LLC	0.83%	19.26%	8.93%	10.34%

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1-year	5-year	10-year
Large Value	American Funds IS Washington Mutual Investors Fund Class 4* / Capital Research and Management Company	0.75%	16.90%	13.60%	12.08%
Large Blend	Fidelity® VIP Index 500 Portfolio SC 2(2) / Fidelity Management & Research Company LLC	0.34%	17.48%	14.03%	14.42%
Large Blend	LVIP JPMorgan U.S. Equity Fund - Standard Class / J.P. Morgan Investment Management Inc.	0.63%	14.54%	13.69%	14.84%
Large Growth	American Funds IS Growth Fund Class 4 / Capital Research and Management Company	0.83%	19.93%	13.09%	17.67%
Mid Value	MFS VIT III Mid-Cap Value Portfolio Service Class* / Massachusetts Financial Services Company	1.04%	5.75%	9.90%	9.69%
Mid Blend	CVT S&P Mid-Cap 400 Index Class F* / Calvert Research and Management	0.53%	6.92%	8.55%	10.13%
Mid Growth	Allspring VT Discovery SMID Cap Growth Fundsm(2) / Allspring Global Investments, LLC	1.13%	5.39%	-2.46%	9.94%
Small Value	JPMorgan Small Cap Value Fund*(4) — A Shares / J.P. Morgan Investment Management Inc.	1.19%	11.93%	9.41%	8.48%
Small Blend	BNY Mellon Investment Portfolios: Small Cap Stock Index Portfolio — Service Shares(2) / BNY Mellon Investment Adviser, Inc.	0.61%	5.36%	6.65%	9.15%
Small Growth	ClearBridge Variable Small Cap Growth 1 / Franklin Templeton Fund Adviser, LLC.	0.81%	9.23%	-0.17%	9.38%
International Stock - Developed Markets	MFS VIT II International Growth Portfolio Service Class* / Massachusetts Financial Services Company	1.13%	20.81%	6.80%	9.60%
International Stock - Emerging Markets	American Funds IS New World Fund Class 4* / Capital Research and Management Company	1.07%	27.92%	5.06%	8.98%
Real Estate	Vanguard® VIF Real Estate Index Portfolio / The Vanguard Group, Inc.	0.26%	3.11%	4.51%	5.08%

Type/Investment Objective	Portfolio Company and Adviser/Subadviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1-year	5-year	10-year
Technology	Janus Henderson Global Technology and Innovation Fund Class S / Janus Capital Management LLC.	0.97%	24.84%	13.44%	21.18%
Intermediate-Term Bond	Fidelity® VIP Investment Grade Bond Portfolio SC 2(2) / Fidelity Management & Research Company LLC	0.62%	6.93%	-0.21%	2.45%
High Yield Bond	BlackRock High Yield V.I. Class III* / BlackRock Advisers, LLC.	0.78%	9.09%	4.57%	6.07%
Global Bond	Vanguard® VIF Global Bond Index / The Vanguard Group, Inc.	0.13%	5.69%	-0.41%
Balanced	American Funds IS Managed Risk Asset Allocation Fund – P2 / Capital Research and Management Company	0.90%	11.67%	6.43%	7.17%
Balanced	Wilshire VIT Global Allocation Fund(2) / Wilshire Advisors, LLC	1.29%	17.48%	6.89%	7.62%
Money Market	Goldman Sachs VIT Government Money Market Fund* / Goldman Sachs Asset Management, L.P	0.18%	4.20%	3.18%	2.11%

*
These expenses reflect temporary fee reductions. The details about these waivers can be found in the Portfolio Company prospectus at dfinview.com/HoraceMann/TAHD/QVDGAC
(1)
Under certain Guaranteed Minimum Death Benefit Riders, We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Portfolio
Companies. The Portfolio Companies available may vary by Qualified Retirement Plan. You should refer to Your Plan for a list of Portfolio Companies available to You.
(2)
The following Portfolio Companies are available for Variable Annuity Payments: Wilshire VIT Global Allocation Fund, Fidelity® VIP Index 500 Portfolio SC 2, Fidelity® VIP Investment Grade Bond Portfolio SC 2, Allspring VT Discovery SMID Cap Growth Fund and BNY Mellon Investment Portfolios: Small Cap Stock Index Portfolio—Service Shares.

This page intentionally left blank.

This page intentionally left blank.

This Summary Prospectus incorporates by reference the Qualified Variable Deferred Group Annuity Contract prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus or You can find the Statement of Additional Information online.
EDGAR Filing Number C000041630